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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


              As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 22,1999 included in the Company's Form 10-K for the fiscal year ended December 31, 1998 and to all references to our Firm included in this registration statement.




                                                             ARTHUR ANDERSEN LLP



Houston, Texas
December 28, 1999